UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 10, 2023

Ciena Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36250

Delaware	23-2725311
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7035 Ridge Road, Hanover, MD	21076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 694-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CIEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the ABL Credit Agreement, dated October 28, 2019 (the “Credit Agreement”), by and among Ciena Corporation (“Ciena”), Ciena Communications, Inc. (“CCI”), Ciena Government Solutions, Inc. (“CGSI”) and Ciena Canada, ULC (“Ciena Canada”), the lenders party thereto and Bank of America, N.A., as administrative agent (the “Administrative Agent”), Ciena maintains an existing senior secured asset-based revolving credit facility of up to $300 million (the “Credit Facility”).

On February 10, 2023, Ciena, CCI, CGSI and Ciena Canada, as borrowers, and Ciena Communications International, LLC and Blue Planet Software, Inc., as guarantors, entered into a First Amendment to ABL Credit Agreement with the lenders party thereto and the Administrative Agent (the “First Amendment”), pursuant to which, among other things, (x) the reference rate for the Credit Facility was changed from LIBOR to the Secured Overnight Financing Rate and (y) the maturity date of the Credit Facility was extended from October 28, 2024 to September 28, 2025 (the “Scheduled Maturity Date”), which maturity date shall be subject to a springing earlier maturity date (the “Springing Maturity Date”) that is 30 days prior to the maturity date of Ciena’s existing senior secured term loan due September 28, 2025 (the “2025 Term Loan”), unless, among other exceptions, on or prior to the Springing Maturity Date, (i) the maturity date of the 2025 Term Loan is extended to a date that is at least 91 days after the Scheduled Maturity Date, or (ii) the 2025 Term Loan is refinanced with new debt with a scheduled maturity date that is at least 91 days after the Scheduled Maturity Date.

Except as amended by the First Amendment, the remaining terms of the Credit Agreement remain in full force and effect.

The foregoing does not purport to be a complete description of the terms of the First Amendment and such description is qualified by reference to the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibits are being filed herewith:

Exhibit Number	Description of Document

10.1	First Amendment to ABL Credit Agreement, dated February 10, 2023, by and among Ciena Corporation, Ciena Communications, Inc., Ciena Government Solutions, Inc., and Ciena Canada ULC, as borrowers, Ciena Communications International, LLC and Blue Planet Software, Inc., as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciena Corporation

Date: February 15, 2023	By:	/s/ Sheela Kosaraju
Sheela Kosaraju
Senior Vice President, General Counsel and Assistant Secretary